SUPPLEMENT DATED SEPTEMBER 30, 2026 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Charter Fund
Invesco V.I. Core Equity Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information (“SAIs”) of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAIs and retain it for future reference.
Benjamin Ram will no longer serve as a Portfolio Manager of the Funds. All references to Mr. Ram in the Summary and Statutory Prospectuses and SAIs are hereby removed.
AEF-AVIF-SUMSTATSAI-SUP-1 093026